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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 31, 2000



COMMISSION       REGISTRANT; STATE OF INCORPORATION;            IRS EMPLOYER
FILE NUMBER       ADDRESS; AND TELEPHONE NUMBER               IDENTIFICATION NO
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1-9513               CMS ENERGY CORPORATION                      38-2726431
                    (A MICHIGAN CORPORATION)
                 FAIRLANE PLAZA SOUTH, SUITE 1100
                     330 TOWN CENTER DRIVE
                   DEARBORN, MICHIGAN 48126
                        (313) 436-9261

1-5611              CONSUMERS ENERGY COMPANY                     38-0442310
                    (A MICHIGAN CORPORATION)
                    212 WEST MICHIGAN AVENUE
                       JACKSON, MICHIGAN
                        (517) 788-1030




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ITEM 5.  OTHER EVENTS.


     On January 31, 2000, CMS Energy Corporation issued a press release announcing its earnings for the fourth quarter and full year 1999. On February 1, 2000, CMS Energy issued a press release announcing (a) a major financial restructuring plan, including the intent to publicly issue a tracking stock representing a financial interest in its electric and gas utility subsidiary, Consumers Energy Company, as well as (b) Board of Directors' approval of (i) the repurchase from time to time of up to 10 million CMS Energy common shares in open market purchases or in privately negotiated transactions and (ii) a reduction in the annual rate of the CMS Energy common dividend from $1.46 to $.40 per share, effective at the time of the intended public offering of the tracking stock. Because these press releases contain "forward-looking statements" within the meaning of the safe-harbor provisions of the federal securities laws, they should be read in conjunction with CMS Energy and Consumers Energy Forward-Looking Statements Cautionary Factors. Copies of such press releases and the Forward-Looking Statements Cautionary Factors are attached as Exhibits 99(a), (b) and (c) and are incorporated by reference herein. CMS Energy's written presentation used in its February 1, 2000 meeting reviewing the financial restructuring plan, growth outlook, 1999 financial results and 2000 through 2002 financial outlook is available on the Internet at www.cmsenergy.com.


ITEM 7.  EXHIBITS.


    (c) Exhibits:

        99(a)   -   CMS Energy Corporation Press Release dated January 31, 2000.

        99(b)   -   CMS Energy Corporation Press Release dated February 1, 2000.

        99(c)   -   CMS Energy Corporation and Consumers Energy Company Forward-
                    Looking Statements Cautionary Factors




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        CMS ENERGY CORPORATION



Dated:     February 1, 2000             By:    /s/ Alan M. Wright
                                               ---------------------------------
                                               Alan M. Wright
                                               Senior Vice President and
                                                 Chief Financial Officer


                                        CONSUMERS ENERGY COMPANY



Dated:     February 1, 2000             By:    /s/ Alan M. Wright
                                               ---------------------------------
                                               Alan M. Wright
                                               Senior Vice President and
                                                 Chief Financial Officer









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                                INDEX TO EXHIBITS


EXHIBIT NO.                              DESCRIPTION
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  (c) Exhibits:

      99(a)    -    CMS Energy Corporation Press Release dated January 31, 2000.

      99(b)    -    CMS Energy Corporation Press Release dated February 1, 2000.

      99(c)    -    CMS Energy Corporation and Consumers Energy Company Forward-
                    Looking Statements Cautionary Factors